N:BMA\IMSF-supp1-27-03.doc
1/27/03
                        INVESTORS MARK SERIES FUND, INC.

                       Supplement dated February 20, 2003

                                       to

                          Prospectus dated May 1, 2002

The following information supplements the information contained in the prospectus:

Investors Mark Advisor, LLC ("IMA"), which serves as the investment adviser to
Investors Mark Series Fund, Inc. (the "Fund"), is a wholly-owned subsidiary of
Jones & Babson, Inc. ("J&B"). J&B is a wholly-owned subsidiary of Business Men's
Assurance Company of America ("BMA"). RBC Dain Rauscher Corp. ("RBC Dain"), part of the U.S. operations of Royal Bank of Canada, entered into a Purchase
Agreement ("J&B Purchase Agreement") with Generali Finance B.V., the indirect parent company of BMA, and BMA, dated April 29, 2002. Under the J&B Purchase
Agreement, RBC Dain will purchase from BMA all of the outstanding shares of common stock of J&B, which includes all interests in IMA, the Fund's investment adviser ("J&B Transaction").

The consummation of the J&B Transaction will result in an "assignment", as that term is defined in the Investment Company Act of 1940, as amended (the "1940
Act"), of the Fund's current advisory and sub-advisory agreements (the "Current
Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Board of Directors of the Fund has approved new advisory and sub-advisory agreements. The new agreements, which would become effective on the date of closing of the J&B Transaction, are subject to shareholder approval.

The J&B Purchase Agreement contains certain closing conditions. There is no assurance that these conditions will be met. Therefore, there is no guarantee that the closing of the J&B Transaction will occur. If all of the necessary approvals, including shareholder approval, are obtained, the J&B Transaction is expected to close on or about May 1, 2003.

It is currently intended that a shareholder meeting of the Fund will be held
March 28, 2003 for the purpose of obtaining shareholder approval of these agreements and other related items. Proxy materials were mailed to contract owners on or about February 18, 2003 in advance of such meeting.